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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-1 of our report dated August 22, 2003, except for Note 15, as to which the date is November 3, 2003, relating to the financial statements of TolerRx, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 3, 2003